Exhibit 99.1

Altair Announces First Quarter 2020 Financial Results

2020 First Quarter Software Product Revenue Increased 5% year-over-year

TROY, Mich. – May 7, 2020 – Altair (Nasdaq: ALTR), a global technology company that provides software and cloud solutions in the areas of product development, high performance computing (HPC) and data analytics, today released its financial results for the first quarter ended March 31, 2020.

“We are pleased to report a strong first quarter with revenue above our guidance range and financial performance at the high end of our expectations, despite challenging market conditions as a result of COVID-19,” said James Scapa, Founder, Chairman and Chief Executive Officer of Altair. “We transitioned quickly to a remote work environment and are supporting our customers through innovative solutions such as hosted units, temporary licenses and online training and webinars. Moreover, we introduced two new product releases in the quarter and added 20% more customers than in the same period a year ago.”  Scapa added “Having been in business for over 35 years, we have been through multiple economic cycles. Not only have we performed well during those difficult times, but we have emerged with a stronger market position due to the value we bring to our customers.”

“While our software renewals are coming in as expected and we see many new and expansion opportunities as well as growing interest for our products, we are experiencing elongated sales cycles, particularly in the automotive and aerospace end markets, as well as currency headwinds as a result of COVID-19” said Howard Morof, Chief Financial Officer of Altair. “In light of these factors and increasing uncertainty related to the economic impact of the pandemic, we believe it is prudent to temper our expectations for the year and are reducing our guidance for 2020.  We maintain a strong balance sheet with a solid cash position and believe we are well positioned to resume above market growth when economic conditions normalize.”

First Quarter 2020 Financial Highlights

•	Software product revenue was $108.4 million, an increase of 5% from $103.3 million for the first quarter of 2019.
•	Total revenue was $131.5 million, an increase of 3% from $127.9 million for the first quarter of 2019.
•

Net income was $6.0 million, compared to net income of $13.0 million for the first quarter of 2019. Diluted net income per share was $0.08 based on 77.0 million diluted weighted average common shares outstanding, compared to diluted net income per share of $0.17 for the first quarter of 2019, based on 76.7 million diluted weighted average common shares outstanding.

•	Adjusted EBITDA was $21.7 million, compared to $24.0 million for the first quarter of 2019.
•

Non-GAAP net income was $12.7 million, compared to non-GAAP net income of $17.7 million for the first quarter of 2019. Non-GAAP diluted net income per share was $0.16 based on 78.4 million non-GAAP diluted common shares outstanding, compared to non-GAAP diluted net income per share of $0.23 for the first quarter of 2019, based on 77.0 million non-GAAP diluted common shares outstanding.

•	Free cash flow was $26.4 million, compared to $20.7 million for the first quarter of 2019.

Exhibit 99.1

Business Outlook

Based on information available as of today, Altair is issuing guidance for the second quarter and full year 2020.

(in millions)	Second Quarter 2020			Full Year 2020
Software Product Revenue	$76.0	to	$80.0	$365.0	to	$380.0
Total Revenue	$91.0		$96.0	$440.0		$460.0
Net Loss	$(9.3)		$(7.2)	$(18.3)		$(14.8)
Non-GAAP Net (Loss) Income	$(1.8)		$0.3	$10.8		$14.3
Adjusted EBITDA	$1.0		$4.0	$30.0		$35.0

Conference Call Information

What: Altair’s First Quarter 2020 Financial Results Conference CallWhen:Friday, May 8, 2020
Time:8:30 a.m. ETLive Call:(866) 754-5204, Domestic(636) 812-6621, International
Replay:(855) 859-2056, Conference ID 4162917, Domestic(404) 537-3406, Conference ID 4162917, InternationalWebcast: http://investor.altair.com  (live & replay)

***

Non-GAAP Financial Measures

This press release contains the following non-GAAP financial measures: Adjusted EBITDA, Non-GAAP Net Income, Non-GAAP Net Income Per Share and Free Cash Flow.

Altair believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to its financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company also believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.

Adjusted EBITDA represents net income adjusted for income tax expense, interest expense, interest income and other, depreciation and amortization, stock-based compensation expense, restructuring charges, asset impairment charges and other special items as identified by management and described elsewhere in this press release.

Non-GAAP net income excludes stock-based compensation, amortization of intangible assets related to acquisitions, and special items as identified by management and described elsewhere in this press release.

Non-GAAP diluted common shares includes total outstanding shares plus outstanding equity awards under the Company’s equity award plans.

Free cash flow consists of cash flow from operations less capital expenditures.

Exhibit 99.1

Company management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Altair urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including this press release, and not to rely on any single financial measure to evaluate the Company’s business.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release.

About Altair

Altair is a global technology company that provides software and cloud solutions in the areas of product development, high performance computing (HPC) and data analytics. Altair enables organizations across broad industry segments to compete more effectively in a connected world while creating a more sustainable future. To learn more, please visit www.altair.com.

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the second quarter and full year 2020, our statements regarding COVID-19, our statement regarding our confidence in the future, and our reconciliations of projected non-GAAP financial measures.  These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in our forward-looking statements due to a number of factors, including but not limited to, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Altair’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this press release.

Media Relations

Altair

Dave Simon

248-614-2400 ext. 332

ir@altair.com

Investor Relations

The Blueshirt Group

Monica Gould

212-871-3927

Lindsay Savarese

212-331-8417

ir@altair.com

Exhibit 99.1

ALTAIR ENGINERING INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	March 31, 2020	December 31, 2019
(In thousands)	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$247,145	$223,117
Accounts receivable, net	87,665	104,984
Income tax receivable	5,884	7,264
Prepaid expenses and other current assets	16,777	17,092
Total current assets	357,471	352,457
Property and equipment, net	35,449	36,297
Operating lease right of use assets	25,321	28,134
Goodwill	229,795	233,683
Other intangible assets, net	61,358	67,075
Deferred tax assets	5,620	5,791
Other long-term assets	19,640	19,708
TOTAL ASSETS	$734,654	$743,145
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt	$430	$430
Accounts payable	5,625	8,585
Accrued compensation and benefits	27,623	30,676
Current portion of operating lease liabilities	8,635	9,141
Other accrued expenses and current liabilities	35,760	28,603
Deferred revenue	72,567	75,431
Total current liabilities	150,640	152,866
Long-term debt, net of current portion	180,777	178,238
Operating lease liabilities, net of current portion	17,796	20,174
Deferred revenue, non-current	7,472	8,136
Other long-term liabilities	19,472	26,672
TOTAL LIABILITIES	376,157	386,086
Commitments and contingencies
MEZZANINE EQUITY	2,352	2,352
STOCKHOLDERS’ EQUITY:
Preferred stock ($0.0001 par value), authorized 45,000 shares, none issued and outstanding	—	—
Common stock ($0.0001 par value)
Class A common stock, authorized 513,797 shares, issued and outstanding 41,779 and 41,271 shares as of March 31, 2020 and December 31, 2019, respectively	4	4
Class B common stock, authorized 41,203 shares, issued and outstanding 31,051 and 31,131 shares as of March 31, 2020 and December 31, 2019, respectively	3	3
Additional paid-in capital	449,870	446,633
Accumulated deficit	(76,763)	(82,405)
Accumulated other comprehensive loss	(16,969)	(9,528)
TOTAL STOCKHOLDERS’ EQUITY	356,145	354,707
TOTAL LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY	$734,654	$743,145

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31,
(in thousands, except per share data)	2020	2019
Revenue
License	$77,543	$76,621
Maintenance and other services	30,900	26,670
Total software	108,443	103,291
Software related services	6,934	9,772
Total software and related services	115,377	113,063
Client engineering services	13,878	12,050
Other	2,208	2,746
Total revenue	131,463	127,859
Cost of revenue
License	5,523	5,821
Maintenance and other services	10,455	8,531
Total software *	15,978	14,352
Software related services	5,489	6,518
Total software and related services	21,467	20,870
Client engineering services	11,318	9,800
Other	1,712	2,215
Total cost of revenue	34,497	32,885
Gross profit	96,966	94,974
Operating expenses:
Research and development *	31,467	27,516
Sales and marketing *	28,099	26,451
General and administrative *	22,346	20,329
Amortization of intangible assets	3,840	3,528
Other operating income	(891)	(617)
Total operating expenses	84,861	77,207
Operating income	12,105	17,767
Interest expense	2,813	270
Other (income) expense, net	(1,390)	390
Income before income taxes	10,682	17,107
Income tax expense	4,652	4,088
Net income	$6,030	$13,019
Income per share:
Net income per share attributable to common stockholders, basic	$0.08	$0.18
Net income per share attributable to common stockholders, diluted	$0.08	$0.17
Weighted average shares outstanding:
Weighted average number of shares used in computing net income per share, basic	72,623	70,786
Weighted average number of shares used in computing net income per share, diluted	77,004	76,720

Exhibit 99.1

*Amounts include stock-based compensation expense as follows (in thousands):

	(Unaudited)
	Three Months Ended March 31,
	2020	2019
Cost of revenue – software	$366	$64
Research and development	1,428	358
Sales and marketing	727	462
General and administrative	650	328
Total stock-based compensation expense	$3,171	$1,212

Exhibit 99.1

ALTAIR ENGINEERING INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)

	Three Months Ended March 31,
(In thousands)	2020	2019
OPERATING ACTIVITIES:
Net income	$6,030	$13,019
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,660	5,194
Provision for credit loss	338	120
Amortization of debt discount and issuance costs	2,653	4
Stock-based compensation expense	3,171	1,212
Deferred income taxes	(6,001)	(654)
Other, net	7	—
Changes in assets and liabilities:
Accounts receivable	14,463	7,678
Prepaid expenses and other current assets	1,184	(5,755)
Other long-term assets	(321)	(1,516)
Accounts payable	(3,001)	(1,792)
Accrued compensation and benefits	(2,581)	(2,815)
Other accrued expenses and current liabilities	8,580	4,093
Operating lease right-of-use assets and liabilities, net	(17)	286
Deferred revenue	(2,129)	6,241
Net cash provided by operating activities	28,036	25,315
INVESTING ACTIVITIES:
Capital expenditures	(1,644)	(4,583)
Payments for acquisition of developed technology	(433)	(344)
Other investing activities, net	62	2
Net cash used in investing activities	(2,015)	(4,925)
FINANCING ACTIVITIES:
Payments on revolving commitment	—	(68,395)
Borrowings under revolving commitment	—	52,289
Proceeds from the exercise of stock options	194	458
Other financing activities	(118)	(119)
Net cash provided by (used in) financing activities	76	(15,767)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(2,113)	(176)
Net increase in cash, cash equivalents and restricted cash	23,984	4,447
Cash, cash equivalents and restricted cash at beginning of year	223,497	35,685
Cash, cash equivalents and restricted cash at end of period	$247,481	$40,132
Supplemental disclosure of cash flow:
Interest paid	$15	$225
Income taxes paid	$1,831	$2,327
Supplemental disclosure of non-cash investing and financing activities:
Finance leases	$29	$488
Property and equipment in accounts payable, other current liabilities and other liabilities	$382	$295

Exhibit 99.1

Financial Results

The following table provides a reconciliation of Non-GAAP net income and Non-GAAP net income per share - diluted to net income and net income per share – diluted, the most comparable GAAP financial measures:

	(Unaudited)
	Three Months Ended March 31,
(in thousands, except per share amounts)	2020	2019
Net income	$6,030	$13,019
Stock-based compensation expense	3,171	1,212
Amortization of intangible assets	3,840	3,528
Special adjustments (1)	—	228
Income tax effect of non-GAAP adjustments	(382)	(240)
Non-GAAP net income	$12,659	$17,747

Net income per share - diluted	$0.08	$0.17
Non-GAAP net income per share - diluted	$0.16	$0.23

GAAP diluted shares outstanding:	77,004	76,720
Non-GAAP diluted shares outstanding:	78,400	77,000
(1)	Includes $0.2 million impairment charge for royalty contracts for the three ended March 31, 2019.

The following table provides a reconciliation of Adjusted EBITDA to net income, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2020	2019
Net income	$6,030	$13,019
Income tax expense	4,652	4,088
Stock-based compensation expense	3,171	1,212
Interest expense	2,813	270
Interest income and other (1)	(654)	201
Depreciation and amortization	5,660	5,194
Adjusted EBITDA	$21,672	$23,984
(1)	Includes $0.2 million impairment charge for royalty contracts for the three months ended March 31, 2019.

The following table provides a recompilation of Free Cash Flow to net cash provided by operating activities, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ended March 31,
(in thousands)	2020	2019
Net cash provided by operating activities	$28,036	$25,315
Capital expenditures	(1,644)	(4,583)
Free Cash Flow	$26,392	$20,732

Exhibit 99.1

Business Outlook

The following table provides a reconciliation of projected Non-GAAP net (loss) income to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net loss	$(9,300)	$(7,200)	$(18,300)	$(14,800)
Stock-based compensation expense	4,100	4,100	15,500	15,500
Amortization of intangible assets	3,800	3,800	15,100	15,100
Income tax effect of non-GAAP adjustments	(400)	(400)	(1,500)	(1,500)
Non-GAAP net (loss) income	$(1,800)	$300	$10,800	$14,300

The following table provides a reconciliation of projected Adjusted EBITDA to projected net loss, the most comparable GAAP financial measure:

	(Unaudited)
	Three Months Ending June 30, 2020		Year Ending December 31, 2020
(in thousands)	Low	High	Low	High
Net loss	$(9,300)	$(7,200)	$(18,300)	$(14,800)
Income tax (benefit) expense	(1,800)	(900)	800	2,300
Stock-based compensation expense	4,100	4,100	15,500	15,500
Interest expense	2,800	2,800	11,400	11,400
Depreciation and amortization	5,600	5,600	22,400	22,400
Interest income and other non-recurring adjustments	(400)	(400)	(1,800)	(1,800)
Adjusted EBITDA	$1,000	$4,000	$30,000	$35,000